UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22888

Wildermuth Endowment Fund

(Exact name of registrant as specified in charter)

11525 Park Woods Circle, Ste. 200

Alpharetta, GA 30005

(Address of principal executive offices) (Zip code)

Daniel Wildermuth

Wildermuth Advisory, LLC

11525 Park Woods Circle, Ste. 200

Alpharetta, GA 30005

(Name and address of agent for service)

COPIES TO:

John H. Grady

DLA Piper (U.S.), LLP

1650 Market Street, Ste. 4900

Philadelphia, Pennsylvania 19103

Registrant's telephone number, including area code: (888) 889-8981

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2018

WWW.WILDERMUTHENDOWMENTFUND.COM ● 1-888-889-8981 ●
DISTRIBUTED BY WILDERMUTH SECURITIES, LLC AND
UMB DISTRIBUTION SERVICES, LLC (MEMBERS OF FINRA)

Wildermuth Endowment Fund

Table of Contents

Rule 30e-3 Notice for Delivery of Shareholder Reports	2
Letter to Shareholders	3
Portfolio Review	6
Portfolio Composition	8
Schedule of Investments	9
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Statement of Cash Flows	22
Financial Highlights	23
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	41
Trustees and Officers	42
Additional Information	45
Privacy Policy	47

Wildermuth Endowment Fund Optional Delivery of Shareholder Reports Notice March 1, 2019

Dear Wildermuth Endowment Fund Shareholder:

The Wildermuth Endowment Fund (formerly known as Wildermuth Endowment Strategy Fund) (the “Fund”) is a closed-end fund registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940, as amended, and operates as an “interval fund” thereunder. The Fund is obligated to provide each of its shareholders with paper copies of its annual and semi-annual reports.

In June 2018, the Commission approved of a new, optional “notice and access” method for delivery of annual and semi-annual shareholder reports to investors in certain registered investment funds.

Under new Rule 30e-3 (the “Rule”), funds may deliver their annual and semi-annual shareholder reports by making them publicly accessible on a website, free of charge, and sending investors a paper notice of the availability of each report by mail. Investors who prefer to receive the full shareholder reports in paper form may, at any time, choose that option free of charge.

Please be advised that the Fund intends to rely on the new Rule 30e-3.

You are receiving this notice now because the Fund may elect to rely on the Rule as of January 1, 2021, and funds must provide notice to shareholders at least two (2) years prior to relying on the Rule.

Under the circumstances, this notice would permit the Fund to mail notices to shareholders instead of mailing paper forms of its annual and semi-annual reports as early as two (2) years from the date of this notice.

Sincerely,

Daniel Wildermuth
Wildermuth Endowment Fund

Wildermuth Endowment Fund Letter to Shareholders December 31, 2018

Dear Investor:

We are pleased to present this annual report for the Wildermuth Endowment Fund (the “Fund”) covering the 12-month period from January 1, 2018 to December 31, 2018. For the one-year period ended December 31, 2018 returns were -1.38% for the Fund Class A-shares fee-waived and -1.07% for the Fund Class I-shares.

The returns compare favorably to a -2.35% return generated by a 60% stock and 40% bond portfolio (as represented by a 60% S&P 500 Total Return Index1 and 40% Barclays U.S Aggregate Bond Index) represented by a -4.38% annual return for the S&P 500 Total Return Index1 and 0.01% annual return for the Barclays U.S. Aggregate Bond Index2.

The Fund’s performance on the year was generated by widely disparate returns of different asset classes. The combination of different asset class returns provided positive Fund returns that were less volatile than either broad U.S. equity or a blended portfolio consisting of 60% stocks and 40% bonds.

The asset class that most contributed to the Fund’s positive performance on the year was private equity, which was up very strongly during 2018. Ongoing company growth and development contributed to the increases in valuation of the Fund’s holdings across the private equity category. In the real estate sector, essentially all holdings enjoyed a solid year with returns resulting from a combination of placement fees, rental income and capital appreciation. Oil and gas also performed well delivering good returns despite a rocky year for oil markets. Fixed income rounded out the sectors delivering solidly positive returns on the year.

The remaining sectors all generated negative returns. U.S. equity was down on the year, while both emerging market equities and developed international market equities were down more sharply which was consistent with broadly poor returns generated by equity markets across the globe. The Fund’s largest drag on performance came from the absolute return sector (hedge funds). This asset class, which comprised under 10% of the fund at all times during 2018, performed significantly worse than any other asset class largely resulting from the options market volatility suffered in early February.

Looking forward to 2019, we are excited about continued opportunities within many of the non-traditional asset classes, particularly private equity and real estate. While public equities started out very well in 2019, we believe this sector may be muted given current valuations and declining earnings growth expectations. As a result, we intend to act opportunistically within sectors when possible as we seek to maintain significant exposure to attractive asset classes and specific investments. As we look forward, we believe the Fund is uniquely positioned to potentially benefit from the current investment environment.

Thank you for your continued confidence and support.

Sincerely,

Daniel Wildermuth
President and Chief Executive Officer, and
Chairman and Trustee of the Fund
February 2019

[1]

The S&P 500 Index is a registered trademark of Standard & Poor’s and is an unmanaged broadly-based index of the common stock prices of 500 large U.S. companies that includes the reinvestment of dividends. Unlike mutual funds, indices are not managed, and do not incur fees or expenses. You cannot invest directly in an index.

[2]	The Barclays U.S. Aggregate Bond Index is an unmanaged, broad based index measuring intermediate terms bonds. It is not possible to invest directly in an index.

Wildermuth Endowment Fund Letter to Shareholders - Continued December 31, 2018

Risk Disclosure

Past performance is not a guarantee of future results. Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 889-8981 or by visiting our website www.widlermuthendowmentfund.com. The Fund’s Prospectus should be read carefully before investing.

Investing in the Fund involves risk, including those summarized below. Endowments have a long-term investment time horizon with low liquidity needs that can take advantage of all of many different asset classes. Investors should consider how closely their investment goals and needs match those of endowments. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund.

●

You should consider the shares to be an illiquid investment. Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, only a limited number of shares will be eligible for repurchase by us. Once each quarter, the Fund will offer to repurchase at net asset value (NAV) per share no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The Fund may increase the size of these offerings up to a maximum of 25% of the Fund’s outstanding shares, in the sole discretion of the Board, but it is not expected that the Board will do so.

●

You should consider that you may not have immediate access to the money you invest for an indefinite period of time. An investment in our shares is not suitable for you if you need immediate access to the money you invest.

●	Endowments have a long term investment time horizon with low liquidity needs. Investors should consider how closely their investment goals and needs match those of endowments.

●

Certain investments in the Fund are illiquid making it difficult to sell these securities and possibly requiring the Fund to sell at an unfavorable time or price. The value of certain Fund investments, in particular non-traded investment vehicles, will be difficult to determine and the valuations provided will likely vary from the amounts the Fund would receive upon sale or disposition of its investments.

●

Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

●

When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons of issuer-specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

●

The Fund may invest in publicly-traded and non-traded REITs or privately offered pooled investment vehicles that hold real estate as well as invest in real estate directly through entities owned or controlled directly or indirectly by the Fund. As a result, the Fund’s portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

●

REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

●

Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, and international economic, political and regulatory developments.

Wildermuth Endowment Fund Letter to Shareholders - Continued December 31, 2018

●

The Fund may invest in medium- and small-capitalization companies, which may be newly formed or have limited product lines, distribution channels and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large-capitalization companies.

●

The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. Accordingly, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

●	The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.

●

We do not expect a secondary market in the shares to develop. Even if any such market were to develop, closed-end fund shares trade frequently at a discount from net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering.

Wildermuth Endowment Fund Portfolio Review December 31, 2018 (Unaudited)

The Fund’s performance figures* for each of the periods ended December 31, 2018, compared to its benchmarks:

	Three Years	Two Years	One Year	Annualized Since Inception[1]
Class A	8.09%	6.53%	(1.38)%	8.50%
Class A with Load[2]	5.88%	3.30%	(7.08)%	6.83%
S&P 500® Total Return Index**	9.26%	7.93%	(4.38)%	7.23%
Barclays U.S. Aggregate Bond Index***	2.06%	1.76%	0.01%	1.68%
		Two Years	One Year	Annualized Since Inception[3]
Class C		5.71%	(2.18)%	8.03%
Class C with Sales Charge[4]		5.71%	(3.13)%	8.03%
S&P 500® Total Return Index**		7.93%	(4.38)%	10.22%
Barclays U.S. Aggregate Bond Index***		1.76%	0.01%	1.55%
			One Year	Annualized Since Inception[5]
Class I			(1.07)%	5.66%
S&P 500® Total Return Index**			(4.38)%	5.11%
Barclays U.S. Aggregate Bond Index***			0.01%	1.15%

[1]	The Class A inception date was December 31, 2014.

[2]	Calculated using a maximum sales load. The maximum sales load was 6.00% from the Class A inception date through October 19, 2017. Effective October 20, 2017 the maximum sales load is 5.75%.

[3]	The Class C inception date was March 14, 2016.

[4]	Class C shares are subject to a Contingent Deferred Sales Charge of 1.00% on any shares redeemed within 365 days of purchase.

[5]	The Class I inception date was April 28, 2017.

*

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Class A has a total annual operating expense of 3.99%, Class C has a total annual operating expense of 4.74%, and Class I has a total annual operating expense of 3.74%, per the prospectus dated June 26, 2018.

**	The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through securities), ABS, and CMBS. Investors cannot invest directly in an index.

Wildermuth Endowment Fund Portfolio Review - Continued December 31, 2018 (Unaudited)

Growth of a $10,000 Investment

Holdings by type of Investment	% of Net Assets
Common Stocks	14.6%
Exchange Traded Funds	7.4
Commodity & Natural Resource Investments	6.6
Direct Real Estate	4.6
Hedge Funds	4.2
High Yield Loans	3.0
Private Equity	35.7
Private Equity Debt	3.5
Private Real Estate Investments	10.1
Public Real Estate Investments	0.6
Real Estate Loans	6.6
Warrants	0.6
Short-Term Investments, net	2.5
100.0%

Please refer to the Schedule of Investments in this Annual Report for detailed analysis of the Fund’s Holdings.

Wildermuth Endowment Fund Portfolio Composition December 31, 2018

Country of Investment	Fair Value	% of Net Assets
Argentina	$68,208	0.1%
Australia	688,953	0.6
Austria	92,627	0.1
Belgium	319,625	0.3
Bermuda	226,287	0.2
Brazil	74,524	0.1
Canada	400,655	0.3
Colombia	23,661	0.0
Denmark	86,526	0.1
Finland	296,837	0.2
France	1,588,817	1.4
Germany	541,048	0.5
Hong Kong	102,945	0.1
Ireland	7,316,888	6.2
Israel	279,476	0.2
Japan	1,231,229	1.0
South Korea	291,508	0.2
Luxembourg	2,441,784	2.1
Monaco	126,305	0.1
Netherlands	407,295	0.3
Norway	124,125	0.1
Singapore	567,044	0.5
Spain	192,586	0.2
Sweden	75,788	0.1
Switzerland	223,133	0.2
United Kingdom	542,143	0.5
United States	98,784,720	84.3
	$117,114,737	100.0%

Wildermuth Endowment Fund Schedule of Investments December 31, 2018

Shares, Principal Amount, or Units		Fair Value
	COMMON STOCKS — 14.6%
	ADVERTISING — 0.1%
1,800	Stroeer SE & Co. KGaA	$86,790

	AGRICULTURE — 0.1%
9,800	Adecoagro SA(a)	68,208
8,600	Sunjin Co., Ltd.(a)	87,480
		155,688
	AIRLINES — 0.1%
35,701	Qantas Airways, Ltd.	145,518

	AUTO MANUFACTURERS — 0.1%
3,300	Suzuki Motor Corp.	167,444

	BANKS — 1.0%
3,320	Bank of New York Mellon Corp.	156,272
3,637	BB&T Corp.	157,555
3,350	Cadence BanCorp	56,213
1,617	JPMorgan Chase & Co.	157,851
8,785	KeyCorp	129,842
18,614	Mitsubishi UFJ Financial Group, Inc., ADR	90,650
2,375	National Bank of Canada	97,466
3,650	Raiffeisen Bank International AG	92,627
10,800	Spar Nord Bank A/S	86,526
4,600	Sumitomo Mitsui Trust Holdings, Inc.	168,630
		1,193,632
	BEVERAGES — 0.1%
700	Pernod Ricard SA	114,666

	BUILDING MATERIALS — 0.4%
4,750	Continental Building Products, Inc.(a)	120,887
7,200	CRH PLC, ADR	189,720
1,350	HeidelbergCement AG	82,377
2,200	Norbord, Inc.	58,498
		451,482
	CHEMICALS — 0.1%
700	FMC Corp.	51,772
790	PPG Industries, Inc.	80,762
		132,534
	COMMERCIAL SERVICES — 0.4%
1,720	AMN Healthcare Services, Inc.(a)	97,455
2,091	ASGN, Inc.(a)	113,960
15,046	McMillan Shakespeare, Ltd.	147,335
876	S&P Global, Inc.	148,868
		507,618

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2018

Shares, Principal Amount, or Units		Fair Value
	COMMON STOCKS (CONTINUED)
	COMPUTERS — 0.1%
1,615	Leidos Holdings, Inc.	$85,143
3,625	NCR Corp.(a)	83,665
		168,808
	COSMETICS/PERSONAL CARE — 0.5%
6,340	Procter & Gamble Co.	582,773

	DISTRIBUTION/WHOLESALE — 0.3%
16,407	Inchcape PLC	115,238
6,254	Triton International, Ltd./Bermuda	194,312
		309,550
	DIVERSIFIED FINANCIAL SERVICES — 0.5%
4,950	Ally Financial, Inc.	112,167
1,649	Evercore, Inc., Class A	118,002
2,711	LPL Financial Holdings, Inc.	165,588
32,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	153,999
		549,756
	ELECTRICAL COMPONENTS & EQUIPMENT — 0.1%
1,700	Belden, Inc.	71,009

	ELECTRONICS — 0.4%
3,060	nVent Electric PLC	68,728
3,565	Orbotech, Ltd.(a)	201,565
2,450	SYNNEX Corp.	198,058
		468,351
	ENERGY-ALTERNATE SOURCES — 0.1%
12,000	TransAlta Renewables, Inc.	91,112

	ENGINEERING & CONSTRUCTION — 0.2%
9,400	HomeServe PLC	103,613
1,150	Vinci SA	94,677
		198,290
	ENTERTAINMENT — 0.1%
5,000	Aristocrat Leisure, Ltd.	76,874

	ENVIRONMENTAL CONTROL — 0.1%
2,630	Pentair PLC	99,361

	FOOD — 1.1%
35,000	Huon Aquaculture Group, Ltd.	115,804
16,300	Leroy Seafood Group ASA	124,125
3,550	Mondelez International, Inc., Class A	142,107
4,710	Nomad Foods, Ltd.(a)	78,751
5,330	Sprouts Farmers Market, Inc.(a)	125,308

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2018

Shares, Principal Amount, or Units		Fair Value
	COMMON STOCKS (CONTINUED)
	FOOD (Continued)
7,920	Sysco Corp.	$496,267
1,150	TreeHouse Foods, Inc.(a)	58,317
1,066	Tyson Foods, Inc., Class A	56,924
6,859	United Natural Foods, Inc.(a)	72,637
		1,270,240
	GAS — 0.1%
26,000	China Resources Gas Group, Ltd.	102,945

	HEALTHCARE-PRODUCTS — 0.4%
5,825	Boston Scientific Corp.(a)	205,856
2,593	Henry Schein, Inc.(a)	203,602
		409,458
	HEALTHCARE-SERVICES — 0.5%
6,219	Encompass Health Corp.	383,712
2,121	Fresenius SE & Co. KGaA	102,753
2,050	Medpace Holdings, Inc.(a)	108,506
		594,971
	HOLDING COMPANIES-DIVERSIFIED — 0.1%
7,200	Washington H Soul Pattinson & Co., Ltd.	126,158

	HOME BUILDERS — 0.2%
7,940	MDC Holdings, Inc.	223,193

	HOME FURNISHINGS — 0.1%
12,229	Panasonic Corp.	110,414

	IRON/STEEL — 0.1%
2,897	ArcelorMittal	59,881
5,650	Vale SA, ADR	74,524
		134,405
	LEISURE TIME — 0.6%
8,000	Basic-Fit NV(a)(k)	237,311
3,141	Norwegian Cruise Line Holdings, Ltd.(a)	133,147
2,880	Planet Fitness, Inc., Class A(a)	154,426
2,114	Royal Caribbean Cruises, Ltd.	206,728
		731,612
	MACHINERY-CONSTRUCTION & MINING — 0.1%
5,300	ABB, Ltd.	100,511

	MACHINERY-DIVERSIFIED — 0.5%
394	Deere & Co.	58,773
9,300	Eagle Industry Co., Ltd.	108,245
1,550	KION Group AG	78,545

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2018

Shares, Principal Amount, or Units		Fair Value
	COMMON STOCKS (CONTINUED)
	MACHINERY-DIVERSIFIED (Continued)
1,764	Zebra Technologies Corp., Class A(a)	$280,882
		526,445
	METAL FABRICATE/HARDWARE — 0.1%
8,800	Atkore International Group, Inc.(a)	174,592

	MINING — 0.3%
1,600	BHP Group, Ltd., ADR	77,264
3,500	Boliden AB	75,788
875	Eramet	60,364
33,267	Hecla Mining Co.	78,510
39,053	Yamana Gold, Inc.	92,165
		384,091
	MISCELLANEOUS MANUFACTURING — 0.1%
17,040	General Electric Co.	128,993

	OIL & GAS — 0.7%
1,490	Ecopetrol SA, ADR	23,661
4,375	EQGP Holdings LP	87,281
10,000	HighPoint Resources Corp.(a)	24,900
3,855	Neste Oyj	296,837
950	PBF Energy, Inc., Class A	31,037
2,900	Phillips 66	249,835
5,700	Repsol SA	91,742
475	Royal Dutch Shell PLC, Class A, ADR	27,678
		832,971
	PHARMACEUTICALS — 1.2%
1,040	Bayer AG	71,996
2,253	CVS Health Corp.	147,617
7,826	Daiichi Sankyo Co., Ltd.	250,441
2,900	Dechra Pharmaceuticals PLC	76,452
2,101	Eli Lilly & Co.	243,128
1,535	Johnson & Johnson	198,092
7,661	Mitsubishi Tanabe Pharma Corp.	110,395
1,429	Novartis AG, ADR	122,622
2,491	UCB SA	203,027
		1,423,770
	PIPELINES — 0.5%
1,314	Buckeye Partners LP	38,093
2,000	CNX Midstream Partners LP	32,560
964	DCP Midstream LP	25,536
1,976	Enbridge, Inc.	61,414
1,220	Enterprise Products Partners LP	30,000
1,716	Genesis Energy LP	31,695

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2018

Shares, Principal Amount, or Units		Fair Value
	COMMON STOCKS (CONTINUED)
	PIPELINES (Continued)
838	Noble Midstream Partners LP	$24,168
888	Phillips 66 Partners LP	37,394
10,358	Plains All American Pipeline LP	207,574
1,933	Tallgrass Energy LP	47,049
		535,483
	REAL ESTATE — 0.2%
2,000	Atenor	116,598
2,100	Open House Co., Ltd.	71,011
		187,609
	RETAIL — 0.5%
2,150	Caleres, Inc.	59,835
340	Domino's Pizza, Inc.	84,317
516	O'Reilly Automotive, Inc.(a)	177,674
2,250	Walgreens Boots Alliance, Inc.	153,742
6,220	Wendy's Co.	97,094
		572,662
	SAVINGS & LOANS — 0.0%
2,000	Axos Financial, Inc.(a)	50,360

	SEMICONDUCTORS — 2.0%
2,230	Broadcom, Ltd.	567,044
4,771	Intel Corp.	223,903
2,365	KLA-Tencor Corp.	211,644
2,808	Lam Research Corp.	382,365
4,629	Micron Technology, Inc.(a)	146,878
17,000	NEPES Corp.(a)	149,462
809	NXP Semiconductors NV	59,284
3,650	ON Semiconductor Corp.(a)	60,262
4,950	PSK, Inc.(a)	54,566
3,027	Qorvo, Inc.(a)	183,830
3,000	SMART Global Holdings, Inc.(a)	89,100
2,196	Texas Instruments, Inc.	207,522
		2,335,860
	SOFTWARE — 0.2%
1,450	Amadeus IT Group SA	100,844
759	Check Point Software Technologies, Ltd.(a)	77,911
6,950	ICT Group NV	83,022
		261,777
	TELECOMMUNICATIONS — 0.1%
7,000	Deutsche Telekom AG	118,587
1,800	GTT Communications, Inc.(a)	42,588
		161,175

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2018

Shares, Principal Amount, or Units		Fair Value
	COMMON STOCKS (CONTINUED)
	TRANSPORTATION — 0.1%
28,771	Costamare, Inc.	$126,305
26,426	Teekay Offshore Partners LP	31,975
		158,280

	TOTAL COMMON STOCKS (Cost $18,805,760)	17,109,231

	EXCHANGE TRADED FUNDS — 7.4%
	DEBT FUNDS — 2.0%
15,720	Invesco International Corporate Bond	395,751
7,165	iShares Emerging Markets High Yield Bond	317,911
1,618	iShares iBoxx $High Yield Corporate Bond	131,220
2,278	iShares iBoxx $Investment Grade Corporate Bond	257,004
3,347	iShares J.P. Morgan Emerging Markets Local Currency Bond	144,189
2,450	iShares TIPS Bond	268,300
8,680	iShares US & International High Yield Corporate Bond	399,540
5,210	SPDR Bloomberg Barclays International Corporate Bond	171,617
4,056	SPDR FTSE International Government Inflation-Protected Bond	211,034
		2,296,566
	EQUITY FUNDS — 5.4%
29,440	Emerging Markets Internet and Ecommerce(a)	786,342
18,500	Invesco Golden Dragon China	583,213
21,918	iShares MSCI Chile Capped	907,624
18,815	iShares MSCI India	627,292
26,104	iShares MSCI Peru	926,692
24,316	iShares MSCI Taiwan	768,872
16,200	KraneShares CSI China Internet	607,500
7,780	SPDR S&P China	659,822
23,412	VanEck Vectors Russia	438,975
		6,306,332

	TOTAL EXCHANGE TRADED FUNDS (Cost $9,980,075)	8,602,898

	COMMODITY & NATURAL RESOURCE INVESTMENTS — 6.6%
—	Casillas Petroleum Resource Partners, LLC(b)(c)(d)(e)(f)	1,514,811
—	CM Funding, LLC(b)(c)(d)(e)(f)(h)	2,050,000
—	Kayne Anderson Energy Fund VII LP(b)(c)(f)	2,070,060
—	Thunder Investment Partners, LLC(b)(c)(d)(e)(g)(h)	2,080,000
	TOTAL COMMODITY & NATURAL RESOURCE INVESTMENTS (Cost $6,734,259)	7,714,871

	DIRECT REAL ESTATE — 4.6%
—	Brookwood SFL Investor Co-Investment Vehicle, LLC(b)(c)(h)	1,551,334
—	Polara Builder II, LLC(b)(c)(d)(e)(h)	2,471,990

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2018

Shares, Principal Amount, or Units		Fair Value
	DIRECT REAL ESTATE (CONTINUED)
—	RS17 Rexburg Preferred LLC(b)(c)(d)(e)(h)	$1,307,330
	TOTAL DIRECT REAL ESTATE (Cost $4,532,463)	5,330,654

	HEDGE FUNDS — 4.2%
—	Condire Resource Partners LP(b)(c)(f)	1,639,946
—	EJF Trust Preferred Fund LP(b)(c)(f)	1,139,314
—	Rosebrook Opportunities Fund LP(b)(c)(f)(h)	1,283,000
—	Tides Capital Gamma LP(b)(c)(g)(h)	856,821
	TOTAL HEDGE FUNDS (Cost $5,675,810)	4,919,081

	HIGH YIELD LOANS — 3.0%
$500,000	Atlanta Healthcare Property Consultants, LLC, 18.00%, 12/18/2019(b)(c)(d)(e)(i)	530,000
—	Direct Lending Income Fund LP(b)(c)(f)	1,950,544
974,481	Doctor's Hospice of Georgia, Inc., 18.00%, 12/18/2019(b)(c)(d)(e)(g)	1,034,481
	TOTAL HIGH YIELD LOANS (Cost $3,118,037)	3,515,025

	PRIVATE EQUITY — 35.7%
—	Abbott Secondary Opportunities LP(b)(c)(f)	1,010,337
144	Atlas Fintech Holdings Corp.(b)(c)(d)(e)(g)	1,656,000
—	Auda Capital SCS SICAV SIF- Auda Asia Secondary Fund(b)(c)(g)	1,341,393
2,500	Clear Guide Medical, Inc. - Series A Preferred Stock(b)(c)(d)(e)(g)(h)	3,802,700
134,898	Clear Guide Medical, Inc. - Series A-2 Preferred Stock(b)(c)(d)(e)(g)(h)	724,389
135,870	Clear Guide Medical, Inc. - Series A-3 Preferred Stock(b)(c)(d)(e)(g)(h)	688,328
—	Committed Advisors Secondary Fund III(b)(c)(f)	1,319,110
2,033,849	DSI Digital, LLC - Series A Convertible Preferred Units(b)(c)(d)(e)(g)(h)	3,000,000
—	EJF Sidecar Fund, Series LLC - Small Financial Equities Series(b)(c)(f)	989,250
10	GPB Automotive Portfolio LP(b)(c)(d)(e)(g)	457,314
—	Gravity Ranch Fund I LP(b)(c)(d)(e)(f)	490,942
—	Greenspring Opportunities V, LP(b)(c)(f)	193,862
—	Level ATI HoldCo, LLC - Class A(b)(c)(d)(e)(g)(h)	2,385,261
—	Madryn Health Partners LP(b)(c)(f)	1,176,887
3,500,000	Metro Diner, LLC - Series B Units(b)(c)(d)(e)(g)	2,870,000
1,880,968	Metro Diner, LLC - Series II Common Units(b)(c)(d)(e)(g)	2,821,452
—	PineBridge Secondary Partners IV SLP(b)(c)(f)	862,980
—	Star Mountain Diversified Small Business Access Fund II LP(b)(c)(f)	978,844
5,208,791	Tout, Inc. - New Preferred Shares(b)(c)(d)(e)(g)(h)	7,900,001
636,436	Waratek Ltd. - Series B-1 Shares(b)(c)(d)(e)(g)(h)	2,957,410
756,826	Waratek Ltd. - Series B-2 Shares(b)(c)(d)(e)(g)(h)	3,787,611
—	WG Pitts Caribbean, LLC(b)(c)(d)(e)(g)(h)	426,036
	TOTAL PRIVATE EQUITY (Cost $34,159,681)	41,840,107

	PRIVATE EQUITY DEBT — 3.5%
$750,000	Clear Guide Medical, Inc. - Convertible Note, 10.00%, 1/6/2020(b)(c)(d)(e)(g)(h)	1,032,487
1,466,667	Schweizer - RSG, LLC - Promissory Note, 12.09%, 1/22/2021(b)(c)(d)(e)	1,466,667

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2018

Shares, Principal Amount, or Units		Fair Value
	PRIVATE EQUITY DEBT (CONTINUED)
$2,000,000	WG Pitts Caribbean, LLC - Promissory Note, 10.00%, 10/12/2020(b)(c)(d)(e)(g)	$1,573,964
	TOTAL PRIVATE EQUITY DEBT (Cost $3,761,293)	4,073,118

	PRIVATE REAL ESTATE INVESTMENTS — 10.1%
95,075	ARCTRUST, Inc.(b)(c)(d)(e)	1,348,168
1,035,764	Carlyle Europe Realty Fund, S.C.Sp.(b)(c)(f)	1,040,510
101,470	Cottonwood Residential, Inc.(b)(c)(d)(e)(f)	1,939,092
—	Cygnus Property Fund V, LLC(b)(c)(f)(h)	2,000,000
—	Harbert Seniors Housing Fund I LP(b)(c)(f)	1,484,074
—	PCG Select Series I LLC - Series A Preferred Stock(b)(c)(f)	754,662
528	PRISA III Fund LP(b)(c)(f)	1,152,671
—	RRA Credit Opportunity Fund LP(b)(c)(f)(h)	456,870
56	Shopoff Land Fund III LP(b)(c)(f)	44,485
—	Stonehill Strategic Hotel Credit Opportunity Fund II LP(b)(c)(f)	1,005,290
—	Walton Street Real Estate Fund VIII LP(b)(c)(f)	638,461
	TOTAL PRIVATE REAL ESTATE INVESTMENTS (Cost $10,354,750)	11,864,283

	PUBLIC REAL ESTATE INVESTMENTS — 0.6%
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS — 0.6%
18,060	Black Creek Diversified Property Fund, Inc.(b)(c)(d)(e)	135,454
136,771	Highlands REIT, Inc.(b)(c)	45,134
153,283	Inventrust Properties Corp.(b)(c)	481,308
3,330	Phillips Edison Grocery Center(b)(c)(d)(e)	36,795
		698,691
	PUBLIC NON-TRADED REAL ESTATE LIMITED PARTNERSHIP — 0.0%
1,725	Uniprop Manufactured Housing Communities Income Fund II(b)(c)(d)(e)(f)	1,742
	TOTAL PUBLIC REAL ESTATE INVESTMENTS (Cost $530,042)	700,433

	REAL ESTATE LOANS — 6.6%
$2,000,000	Airport Center Development Partners, LLC, 10.50%, 4/5/2020(b)(c)(d)(e)	2,000,000
400,000	Dog Wood Park of Northeast Florida, LLC, 9.50%, 6/21/2019(b)(c)(d)(e)(i)	400,000
1,741,602	GT Operating Company, Inc., 10.50%, 6/4/2019(b)(c)(d)(e)	1,741,602
400,000	Hauiki Hui, LLC, 9.50%, 1/1/2020(b)(c)(d)(e)(i)	400,000
683,002	Park City (PCG), 10.50%, 3/12/2019(b)(c)(d)(e)	683,002
500,000	Saratoga Springs Partners, LLC, 9.50%, 1/1/2020(b)(c)(d)(e)(i)	500,000
2,000,000	Westgate at Powers, LLC, 10.50%, 6/21/2019(b)(c)(d)(e)	2,000,000
	TOTAL REAL ESTATE LOANS (Cost $7,390,650)	7,724,604

	WARRANTS — 0.6%
100	Atlas Fintech Holdings Corp., Exercise Price $13,000, Expiration Date 12/20/2021(a)(b)(c)(d)(e)(g)	253,805
44	Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date 8/9/2022(a)(b)(c)(d)(e)(g)	85,751
1,442	Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date 1/22/2028(a)(b)(c)(d)(e)(h)	15,270

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2018

Shares, Principal Amount, or Units		Fair Value
	WARRANTS (CONTINUED)
172,968	Waratek, Ltd. - Series B-1 Shares, Exercise Price 0.01 Euro, Expiration Date 01/22/2028(b)(c)(d)(e)(g)(h)	$382,147
	TOTAL WARRANTS (Cost $0)	736,973

	SHORT-TERM INVESTMENTS — 1.2%
1,456,707	Fidelity Institutional Government Portfolio - Institutional Class, 2.25%(j)	1,456,707
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,456,707)	1,456,707

	TOTAL INVESTMENTS — 98.7% (Cost $106,499,527)	115,587,985
	Other assets less liabilities — 1.3%	1,526,752
	TOTAL NET ASSETS — 100.0%	$117,114,737

ADR – American Depositary Receipt

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trust

SLP – Special Limited Partnership

US – United States

(a)	Non-income Producing

(b)

Restricted Security. As of December 31, 2018 these securities amounted to $88,419,149, representing 75.50% of total net assets. Please refer to Note 7, Investments in Restricted Securities, in the Notes to the Financial Statements.

(c)	Illiquid Security. As of December 31, 2018 these securities amounted to $88,419,149, representing 75.50% of total net assets.

(d)	Level 3 security in accordance with fair value hierarchy.

(e)

Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. As of December 31, 2018 these securities amounted to $60,952,002, representing 52.04% of total net assets.

(f)	Private Fund. As of December 31, 2018 these securities amounted to $29,187,744, representing 24.92% of total net assets.

(g)	Private Investment Company. As of December 31, 2018 these securities amounted to $42,117,351, representing 35.96% of total net assets.

(h)	Denotes an investment in an affiliated entity. Please refer to Note 8, Investments in Affiliated Issuers, in the Notes to the Financial Statements.

(i)	Security is in default

(j)	Represents the current rate as of December 31, 2018.

(k)

144A security. Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Assets and Liabilities As of December 31, 2018

Assets:
Investments in unaffiliated issuers at fair value (cost $70,946,391)	$74,429,000
Investments in affiliated issuers at fair value (cost $35,553,136)	41,158,985
Receivables:
Investment securities sold	22,222
Dividends and interest	932,580
Fund shares sold	247,658
Prepaid expenses	23,717
Funded commitment	1,000,000
Total assets	117,814,162

Liabilities:
Payables:
Due to custodian	219,780
Investment Adviser fees	62,851
Professional fees	109,805
Shareholder servicing fees	23,038
Transfer agent fees and expenses	22,928
Fund accounting & administration	19,895
Custody fees	4,508
Distribution fees	23,638
Accrued other liabilities	212,982
Total liabilities	699,425
Net Assets	$117,114,737

Net Assets Consist of:
Paid in capital (unlimited shares authorized, 25,000,000 shares registered, no par value)	$108,086,317
Total distributable earnings (loss)	9,028,420
Net Assets	$117,114,737

Net Assets:
Class A	$69,142,590
Class C	35,888,445
Class I	12,083,702
Net Assets	$117,114,737

Shares of Beneficial Interest Issued and Outstanding:
Class A shares	5,449,009
Class C shares	2,894,230
Class I shares	944,762
Total Shares Outstanding	9,288,001

Net Asset Value, Offering Price and Redemption Proceeds per Share(1)
Class A	$12.69
Class C(2)	$12.40
Class I	$12.79
Class A - Maximum offering price per share (Net asset value per share divided by 0.9425)(3)	$13.46

(1)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

(2)	Class C Shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase.

(3)	Reflects a maximum sales charge of 5.75%.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Operations For the year ended December 31, 2018

Investment Income:
Interest from unaffiliated issuers	$1,255,062
Dividends from unaffiliated issuers (net of foreign withholding taxes of $17,691)	874,035
Dividends from affiliated issuers (net of foreign withholding taxes of $0)	757,830
Interest from affiliated issuers	48,561
Other income	4,475
Total investment income	2,939,963

Expenses:
Advisory fees (see Note 4)	1,467,392
Legal fees	438,551
Shareholder servicing fees - Class A & Class C	233,488
Distribution fees - Class C	203,055
Accounting & administration servicing fees	187,089
Transfer agent fees	179,855
Audit fees	163,412
Printing and postage expenses	101,799
Miscellaneous expenses	80,309
Trustees' fees	63,250
Registration fees	61,978
Chief compliance officer fees	55,104
Chief financial officer fees	51,504
Custodian fees	26,386
Insurance expense	19,853
Total expenses	3,333,025
Expenses waived by Adviser (see Note 4)	(695,394)
Net expenses	2,637,631
Net investment income	302,332

Realized and Unrealized Gain (Loss) on Investments and foreign currency:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,057,826)
Foreign currency transactions	(41,650)
Distributions of realized gains by underlying unaffiliated investment companies	20,409
Total net realized loss	(2,079,067)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,354,013)
Investments in affiliated issuers	3,649,426
Foreign currency translations	23,619
Total net change in unrealized depreciation	(680,968)
Net realized and unrealized loss on investments and foreign currency	(2,760,035)

Net Decrease in Net Assets from Operations	$(2,457,703)

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statements of Changes in Net Assets

	For the year ended December 31, 2018	For the year ended December 31, 2017
Change in Net Assets From:
Operations:
Net investment income (loss)	$302,332	$(275,618)
Net realized gain (loss) on investments	(2,099,476)	1,650,549
Distributions of realized gains by underlying unaffiliated investment companies	20,409	1,016
Net change in unrealized appreciation (depreciation) on investments	(680,968)	7,127,709
Net increase (decrease) in net assets resulting from operations	(2,457,703)	8,503,656

Distributions to Shareholders:
Distributions:
Class A	(155,481)	(841,001	)(1)
Class C	(82,554)	(254,006	)(1)
Class I	(26,761)	(3,838	)(1)(2)
Total:	(264,796)	(1,098,845)

From other sources (tax return of capital):
Class A	(1,624,661)	(635,374)
Class C	(742,631)	(158,005)
Class I	(150,628)	(181	)(2)
Total:	(2,517,920)	(793,560)
Total distributions to shareholders	$(2,782,716)	$(1,892,405)

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statements of Changes in Net Assets - Continued

	For the year ended December 31, 2018	For the year ended December 31, 2017
Capital Share Transactions:
Net proceeds from Class A shares sold	$17,912,089	$27,369,426
Net proceeds from Class C shares sold	19,446,103	12,129,974
Net proceeds from Class I shares sold	12,590,689	271,389	(2)
Reinvestment of distributions from Class A shares	824,185	978,879
Reinvestment of distributions from Class C shares	643,074	389,638
Reinvestment of distributions from Class I shares	153,500	3,736	(2)
Cost of Class A shares redeemed	(8,303,887)	(3,788,422)
Cost of Class C shares redeemed	(855,874)	(319,132)
Cost of Class I shares redeemed	(347,141)	—	(2)
Redemption fees	6,127	2,666
Net increase from capital share transactions	42,068,865	37,038,154

Net change in net assets	36,828,446	43,649,405

Net Assets:
Beginning of year	80,286,291	36,636,886
End of year	$117,114,737	$80,286,291	(3)

Transactions in Shares:
Issuance of Class A shares	1,353,041	2,205,487
Issuance of Class C shares	1,494,895	988,431
Issuance of Class I Shares	938,087	21,051	(2)
Class A shares reinvested	62,261	77,225
Class C shares reinvested	49,579	31,088
Class I shares reinvested	11,487	288	(2)
Class A shares redeemed	(628,135)	(303,960)
Class C shares redeemed	(65,941)	(25,841)
Class I shares redeemed	(26,151)	—	(2)
Net increase in shares of beneficial interest outstanding	3,189,123	2,993,769

(1)

The source of distributions for the year ended December 31, 2017 were entirely from net realized gains. The SEC eliminated the requirement to disclose distribution amounts from net investment income and net realized gain in 2018.

(2)	Reflects operations for the period from April 28, 2017 (inception date) to December 31, 2017.

(3)	Net Assets - End of year includes an accumulated loss of $37,069. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Cash Flows

For the year ended December 31, 2018
Cash flows from operating activities:
Net decrease in net assets from operations	$(2,457,703)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(72,578,522)
Sale of short term investments, net	3,221,383
Proceeds from sale of investments	29,635,735
Net realized loss from investments	2,057,826
Distributions of realized gains by underlying unaffiliated investment companies	(20,409)
Net unrealized depreciation on investments	704,587
Return of capital and non-income distributions received	3,942,955

Changes in assets and liabilities
(Increase)/Decrease in assets:
Dividend and interest receivable	(710,005)
Receivable for investment securities sold	222,891
Miscellaneous receivable	1,609
Funded commitment	(1,000,000)
Prepaid expenses	54
Increase/(Decrease) in liabilities:
Payable to custodian	(2,527,400)
Payable to Investment Adviser	52,161
Payable for professional fees	57,535
Payable for shareholder servicing fees	(1,320)
Payable for fund accounting and administration fees	5,496
Payable for custody fees	(659)
Payables for transfer agent fees and expenses	3,673
Payable for distribution fees	12,557
Accrued other liabilities	187,721
Net cash used in operating activities	(39,189,835)

Cash flows from financing activities:
Proceeds from shares sold	49,732,567
Cost of shares redeemed, net of redemption fees	(9,500,775)
Cash distributions paid, net of reinvestment	(1,161,957)
Net cash provided by financing activities	39,069,835

Net decrease in cash	(120,000)
Cash at beginning of year	120,000
Cash at end of year	$—

Supplemental disclosure of non-cash activity:
Reinvestment of fund distributions	$1,620,759

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class A

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended December 31, 2018(1)	For the year ended December 31, 2017(1)	For the year ended December 31, 2016(1)	For the period ended December 31, 2015(7)

Net asset value, beginning of period	$13.21	$11.81	$10.79	$10.00

Income from Investment Operations:
Net investment income (loss)(2)	0.06	(0.04)	0.01	0.05
Net realized and unrealized gain (loss) on investments	(0.23)	1.80	1.19	0.93	(8)
Total from investment operations	(0.17)	1.76	1.20	0.98
Less Distributions:
From net investment income	—	—	—	(0.03)
From return of capital	(0.32)	(0.18)	(0.18)	(0.16)
From net realized gains	(0.03)	(0.18)	—	—
Total distributions	(0.35)	(0.36)	(0.18)	(0.19)
Net asset value, end of period	$12.69	$13.21	$11.81	$10.79

Total return(3)	(1.38)%	15.07%	11.27%	9.74	%(9)

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$69,143	$61,568	$31,686	$14,467
Ratio of expenses before waivers to average net assets(4)	3.21%	3.32%	4.73%	16.65	%(10)
Ratio of net expenses to average net assets(4)(5)	2.50%	2.50%	2.50%	2.50	%(10)
Ratio of net investment income (loss) to average net assets(4)(6)	0.45%	(0.35)%	0.07%	0.49	%(10)
Portfolio turnover rate	31%	51%	55%	107	%(9)

(1)	Redemption fees consisted of per share amounts of less than $0.01

(2)	Per share amounts calculated using the average shares method.

(3)

Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a maximum sales load of offering price. If the sales charge was included total returns would be lower. The maximum sales load in 2016 and 2015 was 6.00% of offering price. Effective October 20, 2017 the maximum sales load was changed to 5.75% of offering price.

(4)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	The Fund commenced operations on January 2, 2015 (inception date 12/31/2014).

(8)

Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended December 31, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(9)	Not annualized.

(10)	Annualized.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class C

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended December 31, 2018(1)	For the year ended December 31, 2017	For the period ended December 31, 2016(7)

Net asset value, beginning of period	$13.02	$11.73	$10.68

Income from Investment Operations:
Net investment loss(2)	(0.02)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.25)	1.78	1.25
Total from investment operations	(0.27)	1.65	1.18
Less Distributions:
From return of capital	(0.32)	(0.18)	(0.13)
From net realized gains	(0.03)	(0.18)	—
Total distributions	(0.35)	(0.36)	(0.13)
Net asset value, end of period	$12.40	$13.02	$11.73

Total return(3)	(2.18)%	14.23%	11.10	%(8)

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$35,888	$18,435	$4,951
Ratio of expenses before waivers to average net assets(4)	3.96%	4.07%	5.63	%(9)
Ratio of net expenses to average net assets(4)(5)	3.25%	3.25%	3.25	%(9)
Ratio of net investment loss to average net assets(4)(6)	(0.20)%	(1.08)%	(0.77	)%(9)
Portfolio turnover rate	31%	51%	55	%(8)

(1)	Redemption fees consisted of per share amounts of less than $0.01

(2)	Per share amounts calculated using the average shares method.

(3)

Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase. If the sales charge was included total returns would be lower.

(4)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Reflects operations for the period from March 14, 2016 (inception date) to December 31, 2016.

(8)	Not annualized.

(9)	Annualized.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class I

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended December 31, 2018	For the period ended December 31, 2017(5)

Net asset value, beginning of period	$13.27	$12.26

Income from Investment Operations:
Net investment income(1)	0.17	0.02
Net realized and unrealized gain (loss) on investments	(0.31)	1.30
Total from investment operations	(0.14)	1.32
Less Distributions:
From return of capital	(0.32)	(0.13)
From net realized gains	(0.03)	(0.18)
Total distributions	(0.35)	(0.31)
Redemption Fees:	0.01	—
Net asset value, end of period	$12.79	$13.27

Total return	(1.07)%	10.87	%(6)

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$12,084	$283
Ratio of expenses before waivers to average net assets(2)	2.96%	3.24	%(7)
Ratio of net expenses to average net assets(2)(3)	2.25%	2.25	%(7)
Ratio of net investment income to average net assets(2)(4)	1.27%	0.26	%(7)

Portfolio turnover rate	31%	51	%(6)

(1)	Per share amounts calculated using the average shares method.

(2)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(3)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Reflects operations for the period from April 28, 2017 (inception date) to December 31, 2017.

(6)	Not annualized.

(7)	Annualized.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Notes to Financial Statements December 31, 2018

1. ORGANIZATION

Wildermuth Endowment Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 28, 2013, and did not have any operations from that date until December 31, 2014, other than those relating to organizational matters and registration of its shares under applicable securities law. The Fund commenced operations on January 2, 2015. The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation. The Fund will pursue its objective by investing in assets that Wildermuth Advisory, LLC (the “Adviser”) believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as in income-producing assets that the Adviser believes will provide consistent income generation and liquidity.

The Fund is engaged in a continuous offering, up to a maximum of 25 million shares of beneficial interest, and operates as an interval fund that offers to make quarterly repurchases of shares at the Fund’s net asset value (“NAV”). The Fund currently offers three different classes of shares: Class A, Class C, and Class I shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and follows the accounting and reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financials Services – Investment Companies.

Investment Valuation – For purposes of determining the NAV of the Fund, and as applicable, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fair Value Committee shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at the closing price, or, in the case of securities not reported by NASDAQ, a comparable source, as the Fair Value Committee deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The “last reported” trade price or sale price or “closing” bid price of a security on any trading day shall be deemed to be: (a) with respect to securities traded primarily on the NYSE, the American Stock Exchange or NASDAQ, the last reported trade price or sale price, as the case may be, as of 4:00 p.m., Eastern Time, on that day, and (b) for securities listed, traded or quoted on any other exchange, market, system or service, the market price as of the end of the “regular hours” trading period that is generally accepted as such by such exchange, market, system or service. If, in the future, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value of a security shall be determined as of such other generally accepted benchmark times.

Non-U.S. dollar denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

If market quotations are not readily available, securities are valued at fair values as determined in good faith by the Board of Trustees (the “Board”). The Board has delegated the day-to-day responsibility for determining these fair values, in accordance with the policies it has approved, to the Fair Value Committee, subject to Valuation Committee and ultimately Board oversight. The Fair Value Committee will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Valuation Committee and the Board will review any securities valued by the Fair Value Committee in accordance with the Fund’s valuation policies during these periodic reports.

Investments in private equity and private equity debt instruments initially will be valued at cost (purchase price plus all related acquisition costs and expenses, such as legal fees and closing costs) and thereafter will be revalued quarterly at fair value based on payment history, market conditions, collateral of underlying debt and credit quality of borrower.

As a general matter, the fair value of the Fund’s interest in Investment Funds that are Commodity and Natural Resource Investments, Direct Real Estate Funds, Hedge Funds, High Yield Loans, Private Equity Funds, Private Equity Debt, Private Real Estate Funds, Non-Traded REITs and Real Estate Loans (“Non-Traded Funds”), will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Fund’s net asset value as a practical expedient. Based on guidance provided by FASB, investments for which fair value is measured using the net asset value practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Fair Value Committee, acting under the Valuation Committee and ultimately the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Fair Value Committee will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a fair value.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. The Fund may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. Eastern Time. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations, as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Fund’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Fund’s Fair Valuation Committee on an ongoing basis as information becomes available but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Fund’s Board on a quarterly basis. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Fund determines its net asset value per share.

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of December 31, 2018:

			Fair Value Measurements at the End of the Reporting Period Using
Investment in Securities	Practical Expedient**		Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Common Stock*	$—		$17,109,231	$—	$—	$17,109,231
Exchange Traded Funds*	—		8,602,898	—	—	8,602,898
Commodity & Natural Resource Investments	2,070,060	(1)(8)(9)	—	—	5,644,811	7,714,871
Direct Real Estate	1,551,334	(2)(8)(9)	—	—	3,779,320	5,330,654
Hedge Funds	4,919,081	(3)(8)(9)	—	—	—	4,919,081
High Yield Loans	1,950,544	(4)(8)(9)	—	—	1,564,481	3,515,025
Private Equity	7,872,663	(5)(8)(10)	—	—	33,967,444	41,840,107
Private Equity Debt	—		—	—	4,073,118	4,073,118
Private Real Estate Investments	8,577,023	(6)(8)(11)	—	—	3,287,260	11,864,283
Public Real Estate Investments	526,442	(7)(8)(9)	—	—	173,991	700,433
Real Estate Loans	—		—	—	7,724,604	7,724,604
Warrants	—		—	—	736,973	736,973
Short-Term Investments	—		1,456,707	—	—	1,456,707
Total	$27,467,147		$27,168,836	$—	$60,952,002	$115,587,985

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

**

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

(1)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Kayne Anderson Energy Fund VII LP	Not Applicable	Not Applicable	Capital Gains	Purchase oil and gas companies; extraction and production companies.	N/A

(2)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Brookwood SFL Investor Co-Investment Vehicle, LLC	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate	N/A

(3)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Condire Resource Partners LP	Quarterly	45 days	Capital Gains	Long/short mining and energy	12 months
	EJF Trust Preferred Fund LP	Not Applicable	Not Applicable	Capital Gains and Income	Event driven with focus on financials	3 years
	Rosebrook Opportunities Fund LP	Quarterly	Not Applicable	Capital Appreciation	Buying distressed hedge fund assets	N/A
	Tides Capital Gamma LP	Not Applicable	Not Applicable	Capital Appreciation	Highly concentrated in public equity positions - Small Cap	N/A

(4)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Direct Lending Income Fund LP	Quarterly	35 days	Current Income	Buying existing small business loans	N/A

(5)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Abbot Secondary Opportunities LP	Not Applicable	Not Applicable	Capital Gains	Purchase private equity funds on secondary market	N/A
	Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund	Not Applicable	Not Applicable	Capital Gains and Dividends	Luxembourg Limited Partnership by interest qualifying as an investment fund with variable capital – specialized investment fund	N/A
	Committed Advisors Secondary Fund III	Not Applicable	Not Applicable	Capital Gains	Private equity fund with a global focus	N/A
	EJF Sidecar Fund, Series LLC - Small Financial Equities Series	Not Applicable	Not Applicable	Capital Gains and Dividends

Invests in equity of small depository institutions, including without limitation financial institutions that are impacted directly or indirectly by: (1) bank and thrift recapitalizations and/or restructurings; (2) merger and acquisition activity; and (3) government financial reform related policies.

N/A
	Greenspring Opportunities V, LP	Not Applicable	Not Applicable	Capital Gains	Direct investments in growth stage companies	N/A
	Madryn Health Partners LP	Not Applicable	Not Applicable	Capital Gains	Invests in commercial-stage healthcare companies	N/A
	PineBridge Secondary Partners IV SLP	Not Applicable	Not Applicable	Capital Appreciation	Private equity fund of funds	N/A
	Star Mountain Diversified Small Business Access Fund II LP	Not Applicable	Not Applicable	Capital Appreciation	Structured Credit	N/A

(6)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Carlyle Europe Realty Fund, S.C.Sp	Not Applicable	Not Applicable	Capital Appreciation and Income	Primary focus is on large, more liquid Western European markets. Seek to invest at the intersection of hard asset and private equity.	N/A
	Cygnus Property Fund V, LLC	Not Applicable	Not Applicable	Capital Gains and Current Income	Distressed debt/special situation and opportunistic real estate investments.	N/A
	Harbert Seniors Housing Fund I LP	Quarterly	Not Applicable	Capital Appreciation and Income	Real estate	N/A

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	PCG Select Series I LLC - Series A Preferred Stock	Not Applicable	Not Applicable	Income	Real estate loans	N/A
	PRISA III Fund LP	Quarterly	15 days	Capital Appreciation and Income	Diversified value-add real estate portfolio that targets above average real estate returns.	N/A
	RRA Credit Opportunity Fund LP	Not Applicable	Not Applicable	Current Income	Real estate backed lending	N/A
	Shopoff Land Fund III LP	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	N/A
	Stonehill Strategic Hotel Credit Opportunity Fund II LP	Not Applicable	Not Applicable	Current Income	Value added lending to hospitality assets	N/A
	Walton Street Real Estate Fund VIII LP	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	N/A

(7)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Highlands REIT, Inc.	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate Investment Trust	N/A
	Inventrust Properties Corp.	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate Investment Trust	N/A

(8)

Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions. Different tranches may have different liquidity terms and may be subject to investor level gates.

(9)	These investments are domiciled in the United States.

(10)

These investments are domiciled in the United States with the exception of Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund which is domiciled in Luxembourg and Committed Advisors Secondary Fund III which is domiciled in France.

(11)	These investments are domiciled in the United States with the exception of Carlyle Europe Realty Fund S.C.Sp which is domiciled in Luxembourg.

The transfers out of Level 3 in the following table represent securities now being valued using net asset value per share practical expedient, which is not included in the fair value measurement hierarchy. There were no transfers into Level 3 during the reporting period.

The following is a roll forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2018	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions	Sales or Conversions	Net realized gain (loss)	Return of Capital	Change in net unrealized appreciation (depreciation)	Ending balance December 31, 2018
Commodity & Natural Resource Investments	$1,411,506	$—	$—	$4,225,877	$—	$—	$—	$7,428	$5,644,811
Direct Real Estate	1,000,000	—	—	2,471,990	—	—	(33,776)	341,106	3,779,320
High Yield Loans	1,590,000	—	—	—	(25,519)	(305)	—	305	1,564,481
Private Equity	17,801,267	—	—	12,947,823	(1,100,000)	—	—	4,318,354	33,967,444
Private Equity Debt	3,080,544	—	—	4,100,000	(3,259,373)	2,667	(32,000)	181,280	4,073,118
Private Real Estate Investments	3,336,600	—	(46,436)	—	—	—	(93,317)	90,413	3,287,260
Public Real Estate Investments	410,794	—	—	—	(211,890)	(26,030)	(4,866)	5,983	173,991
Real Estate Loans	2,188,097	—	—	8,000,000	(2,463,493)	176,306	(412,915)	236,609	7,724,604
Warrants	—	—	—	—	—	—	—	736,973	736,973
	$30,818,808	$—	$(46,436)	$31,745,690	$(7,060,275)	$152,638	$(576,874)	$5,918,451	$60,952,002

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of December 31, 2018 is $3,017,594.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

The following is a summary of quantative information about significant unobservable valuation inputs determined by management for Level 3 Fair Measurements for investments held as of December 31, 2018:

Type of Level 3 Investment	Fair Value as of December 31, 2018	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Commodity & Natural Resource Investments	$1,514,811	Discounted Cash Flow	NYMEX future strip for WTI crude oil	$46.09/bbl - $51.25/bbl	$49.63
			NYMEX future strip for Henry Hub gas	$1.10/MMBTU - $2.89/MMBTU	$1.38
			Discount Rate	10%-25%	11.8%
Direct Real Estate	$1,307,330	Income Approach	Discount Rate	20%	20%
Private Equity
Private Equity	$30,050,466	Income Approach	Growth Rate	4% - 324%	153.50%
Private Equity Debt	$2,499,154		Discount Rate	20%-25%	23.01%
Warrants	$736,973		Terminal Multiple	2.5x-6.5x	4.1x
		Guideline transaction comparison	Projected EBITDA mulitple	10x-12x	11x
			LTM Revenue multiple	3.1x	3.1x
			Discount Rate	20%	20%
			Control Discount	13%	13%
		Guideline company comparison	Projected revenue mulitple	1.04x-3x	2.2x
			Projected EBITDA mulitple	9x-10x	9.5x
			Discount Rate	20%	20%
		Option pricing method	Time to Liquidity	1-3	1.88
			Volatility	46%-75.3%	65.69%
			Risk Free Rate	2.45%-2.98%	2.79%
		Market Yield Approach	Time to Liquidity	2	2
			LIBOR Swap Rate	2.96%	2.96%
			Credit Spread	7.75%	7.75%

The following is a summary of quantative information about significant unobservable valuation inputs not determined by management for Level 3 Fair Measurements for investments held as of December 31, 2018:

Type of Level 3 Investment	Fair Value as of December 31, 2018	Valuation Technique
Commodity & Natural Resource Investments	$4,130,000	Recent Transaction Value
Direct Real Estate	$2,471,990	Recent Transaction Value
High Yield Loans	$1,564,481	Face Value
Private Equity	$3,916,978	Recent Transaction Value
Private Equity Debt	$1,573,964	Recent Transaction Value
Private Real Estate Investments	$3,287,260	Recent Transaction Value
Public Real Estate Investments	$173,991	Share Price
Real Estate Loans	$7,724,604	Face Value

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from gross investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from gross investment income and distributions from net realized gains are recorded on ex- dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Investment Companies – The Fund may obtain investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as ETFs, mutual funds and closed-end funds, as well as hedge funds, private equity funds or other privately offered pooled investment vehicles that are not registered under the 1940 Act (collectively “Investment Funds”). Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser’s ability to select Investment Funds and strategies and effectively allocate Fund assets among them. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on returns filed for tax years open for the current and prior three years. The Fund identifies its major tax jurisdictions as U.S. federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Redemption Fee – For shares held for 90 days or less, the Fund will deduct a 2% redemption fee from the redemption amount if the shares are sold pursuant to the Fund’s quarterly repurchase program. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for more than 90 days are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. For the year ended December 31, 2018, the Fund had contributions to capital due to redemption fees in the amount of $6,127.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the risk of loss due to these warranties and indemnities appears to be remote.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

3. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended December 31, 2018, amounted to $72,578,522 and $29,635,735, respectively.

4. ADVISORY FEE AND FUND TRANSACTIONS

Advisory Fees – The Adviser is entitled to receive a monthly fee equal to the annual rate of 1.50% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Adviser earned $1,467,392 in advisory fees.

Expense limitation agreement – The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed 2.50%, 3.25%, and 2.25% per annum of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares (the “Expense Limitation”), respectively, through December 31, 2019. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within three years following such waiver or reimbursement; provided, however, that (i) the Fund is able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower, and (ii) such repayment is approved by the Fund’s Board of Trustees. The Expense Limitation Agreement will remain in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Board of Trustees. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. During the year ended December 31, 2018, the Adviser did not recoup any expenses. As of December 31, 2018, $525,023 is subject to recoupment through December 31, 2019, $458,874 through December 31, 2020, and $695,394 through December 31, 2021, to the extent the Expense Limitation Agreement is still in effect.

Distribution Agreement – The Fund has adopted a Distribution Agreement (the “Agreement”). The Agreement provides that a monthly distribution fee is calculated at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C. Class A and Class I shares are not currently subject to a distribution fee. For the year ended December 31, 2018, $203,055 had been accrued for Class C distribution fees.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

Shareholder Services Plan – The Fund has adopted a Shareholder Services Plan and Agreement (the “Plan). The Plan provides that a monthly service fee is calculated up to an annual rate equal to 0.25% of average daily net assets separately attributable to Class A and Class C shares. Class I shares are not included under the Plan and are not subject to a 0.25% average daily net asset fee. For the year ended December 31, 2018, Class A had accrued $165,803 in shareholder service fees and Class C had accrued $67,685.

Trustees – Each Independent Trustee receives a retainer of $5,000 per year, plus $2,500 for each board or board committee meeting the trustee attends in person ($3,000 for attendance by the chairperson of the audit committee at each meeting of the audit committee), or $500 for each meeting the trustee attends telephonically. If there is a meeting of the Board and one or more committees in a single day, the fees will be limited to $3,000 per day ($3,500 for the chairperson of the audit committee if there is a meeting of such committee) for an in person meeting and $750 ($1,000 for the chairperson of the audit committee if there is a meeting of such committee) for meetings attended telephonically. No “interested persons” who serve as Trustees of the Fund received any compensation for their services as Trustees. None of the executive officers received compensation from the Fund.

5. FEDERAL TAX INFORMATION

At December 31, 2018, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$104,842,783
Gross unrealized appreciation	$21,852,476
Gross unrealized depreciation	(11,107,274)
Net unrealized appreciation on investments	$10,745,202

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and investments in partnerships.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings. These reclassifications relate primarily to the differing tax treatment of income from paydowns, net operating losses, distributions and income from partnership investments, and foreign currency gains and losses.

Increase (Decrease)
Paid in Capital	Distributable Earnings
$(1,223,306)	$1,223,306

As of December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,714,384)
Net unrealized appreciation on investments	10,745,202
Net unrealized depreciation on foreign currency translations	(2,398)
Total accumulated earnings/(deficit)	$9,028,420

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gains	264,796	1,098,845
Return of capital	2,517,920	793,560
Total distributions paid	$2,782,716	$1,892,405

As of December 31, 2018, the Fund had net capital loss carryovers as follows:

Not subject to expiration:
Short Term	$1,714,384
Long Term	—
$1,714,384

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended December 31, 2018, the Fund completed four repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

Repurchase Pricing Date	January 29, 2018	June 26, 2018	July 30, 2018	October 30, 2018
% of Shares Offered - Total Fund	5.00%	5.00%	5.00%	5.00%
Number of Shares Offered - Total Fund	315,577	333,648	378,258	440,229
Pricing Date Net Asset Value - Class A	$13.30	$13.22	$13.26	$13.16
Pricing Date Net Asset Value - Class C	$13.10	$12.98	$13.01	$12.89
Pricing Date Net Asset Value - Class I	$13.37	$13.30	$13.35	$13.26
Number of Shares Tendered - Class A	100,868	215,970	88,239	200,105
Number of Shares Tendered - Class C	14,944	10,565	14,996	25,436
Number of Shares Tendered - Class I	—	8,515	411	17,225
% of Shares Tendered - Total Fund	1.83%	3.52%	1.37%	2.76%

7. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

Additional information on each restricted security held by the Fund on December 31, 2018 is as follows:

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
Abbott Secondary Opportunities LP	April 13, 2017	—	$872,399	$1,010,337	0.86%
Airport Center Development Partners, LLC, 10.50%, 4/5/2020	September 28, 2018	2,000,000	1,940,000	2,000,000	1.71%
ARCTRUST, Inc.	June 30, 2016	95,075	1,086,916	1,348,168	1.15%
Atlanta Healthcare Property Consultants, LLC, 18.00%, 12/18/2019	May 19, 2017	500,000	506,926	530,000	0.45%
Atlas Fintech Holdings Corp.	December 20, 2016	144	1,506,000	1,656,000	1.41%
Atlas Fintech Holdings Corp., Exercise Price $13,000, Expiration Date 12/20/2021	December 20, 2016	100	—	253,805	0.22%
Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date 8/9/2022	December 20, 2016	44	—	85,751	0.07%
Auda Capital SCS SICAV SIF- Auda Asia Secondary Fund	April 2, 2018	—	1,364,107	1,341,393	1.15%
Black Creek Diversified Property Fund, Inc.	June 2, 2015	18,060	102,406	135,454	0.12%
Brookwood SFL Investor Co-Investment Vehicle, LLC	November 3, 2017	—	1,124,249	1,551,334	1.32%
Carlyle Europe Realty Fund, S.C.Sp.	December 19, 2018	1,035,764	1,035,764	1,040,510	0.89%
Casillas Petroleum Resource Partners, LLC	October 11, 2016	—	952,711	1,514,811	1.29%
Clear Guide Medical, Inc. - Series A Preferred Stock	April 19, 2016	2,500	2,250,000	3,802,700	3.25%
Clear Guide Medical, Inc. - Series A-2 Preferred Stock	March 6, 2018	134,898	500,000	724,389	0.62%
Clear Guide Medical, Inc. - Series A-3 Preferred Stock	July 16, 2018	135,870	500,000	688,328	0.59%
Clear Guide Medical, Inc. - Convertible Note, 10.00%, 1/6/2020	November 21, 2017	750,000	750,000	1,032,487	0.88%
CM Funding, LLC	December 14, 2018	—	2,050,000	2,050,000	1.75%
Committed Advisors Secondary Fund III	March 30, 2017	—	1,072,473	1,319,110	1.13%
Condire Resource Partners LP	May 30, 2017	—	1,845,000	1,639,946	1.40%
Cottonwood Residential, Inc.	February 17, 2015	101,470	1,363,999	1,939,092	1.66%
Cygnus Property Fund V, LLC	October 30, 2018	—	2,000,000	2,000,000	1.71%
Direct Lending Income Fund LP	April 29, 2016	—	1,625,000	1,950,544	1.67%

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
Doctor's Hospice of Georgia, Inc., 18.00%, 12/18/2019	June 13, 2017	974,481	$986,111	$1,034,481	0.88%
Dog Wood Park of Northeast Florida, LLC, 9.50%, 6/21/2019	March 21, 2017	400,000	382,000	400,000	0.34%
DSI Digital, LLC - Series A Convertible Preferred Units	November 29, 2017	2,033,849	3,000,000	3,000,000	2.56%
EJF Sidecar Fund, Series LLC - Small Financial Equities Series	October 25, 2017	—	1,047,240	989,250	0.84%
EJF Trust Preferred Fund LP	August 23, 2017	—	1,000,000	1,139,314	0.97%
GPB Automotive Portfolio LP	March 13, 2015	10	500,000	457,314	0.39%
Gravity Ranch Fund I LP	June 13, 2017	—	500,000	490,942	0.42%
Greenspring Opportunities V, LP	January 18, 2018	—	188,500	193,862	0.17%
GT Operating Company, Inc., 10.50%, 6/4/2019	July 3, 2018	1,741,602	1,663,230	1,741,602	1.49%
Harbert Seniors Housing Fund I LP	February 24, 2017	—	1,266,087	1,484,074	1.27%
Hauiki Hui, LLC, 9.50%, 1/1/2020	January 4, 2017	400,000	382,000	400,000	0.34%
Highlands REIT, Inc.	April 28, 2016	136,771	34,827	45,134	0.04%
Inventrust Properties Corp.	March 2, 2015	153,283	352,177	481,308	0.41%
Kayne Anderson Energy Fund VII LP	September 12, 2016	—	1,651,548	2,070,060	1.77%
Level ATI HoldCo, LLC - Class A	September 10, 2018	—	1,690,000	2,385,261	2.04%
Madryn Health Partners LP	September 28, 2018	—	1,022,934	1,176,887	1.00%
Metro Diner, LLC - Series B Units	November 16, 2017	3,500,000	3,500,000	2,870,000	2.45%
Metro Diner, LLC - Series II Common Units	November 16, 2017	1,880,968	—	2,821,452	2.41%
Park City (PCG), 10.50%, 3/12/2019	March 16, 2018	683,002	655,682	683,002	0.58%
PCG Select Series I LLC - Series A Preferred Stock	June 23, 2016	—	754,662	754,662	0.64%
Phillips Edison Grocery Center	February 3, 2016	3,330	25,831	36,795	0.03%
PineBridge Secondary Partners IV SLP	September 19, 2017	—	789,806	862,980	0.74%
Polara Builder II, LLC	June 15, 2018	—	2,438,214	2,471,990	2.11%
PRISA III Fund LP	September 26, 2017	528	1,085,192	1,152,671	0.98%
Rosebrook Opportunities Fund LP	February 2, 2017	—	1,830,810	1,283,000	1.10%
RRA Credit Opportunity Fund LP	December 12, 2017	—	390,999	456,870	0.39%
RS17 Rexburg Preferred LLC	September 21, 2017	—	970,000	1,307,330	1.12%
Saratoga Springs Partners, LLC, 9.50%, 1/1/2020	May 5, 2017	500,000	477,738	500,000	0.43%

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
Schweizer - RSG, LLC - Promissory Note, 12.09%, 1/22/2021	February 6, 2018	1,466,667	$1,437,333	$1,466,667	1.25%
Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date 1/22/2028	February 6, 2018	1,442	—	15,270	0.01%
Shopoff Land Fund III LP	April 28, 2015	56	44,206	44,485	0.04%
Star Mountain Diversified Small Business Access Fund II LP	June 2, 2017	—	877,358	978,844	0.84%
Stonehill Strategic Hotel Credit Opportunity Fund II LP	July 18, 2016	—	753,858	1,005,290	0.86%
Thunder Investment Partners, LLC	November 2, 2018	—	2,080,000	2,080,000	1.78%
Tides Capital Gamma LP	November 30, 2018	—	1,000,000	856,821	0.73%
Tout, Inc. - New Preferred Shares	June 2, 2018	5,208,791	5,865,315	7,900,001	6.75%
Uniprop Manufactured Housing Communities Income Fund II	August 31, 2015	1,725	14,801	1,742	0.00%
Walton Street Real Estate Fund VIII LP	May 24, 2017	—	573,067	638,461	0.55%
Waratek Ltd. - Series B-1 Shares	June 5, 2018	636,436	2,990,569	2,957,410	2.53%
Waratek Ltd. - Series B-2 Shares	December 28, 2017	756,826	3,696,940	3,787,611	3.23%
Waratek, Ltd. - Series B-1 Shares, Exercise Price 0.01 Euro, Expiration Date 01/22/2028	June 5, 2018	172,968	—	382,147	0.33%
Westgate at Powers, LLC, 10.50%, 6/21/2019	January 17, 2018	2,000,000	1,890,000	2,000,000	1.71%
WG Pitts Caribbean, LLC	October 12, 2018	—	426,040	426,036	0.36%
WG Pitts Caribbean, LLC - Promissory Note, 10.00%, 10/12/2020	October 12, 2018	2,000,000	1,573,960	1,573,964	1.34%
			$76,256,985	$88,419,149

8. INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain security shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of December 31, 2018 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Change in securities meeting the definition of an affiliated investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Value End of Period	Investment Income
Brookwood SFL Investor Co-Investment Vehicle, LLC	$1,401,882	$—	$—	$—	$275,203	$—	$(125,751)	$1,551,334	$28,374
Clear Guide Medical, Inc. - Convertible Note, 10.00%, 1/6/2020(1)(3)	—	500,000	—	250,000	282,487	—	—	1,032,487	48,561
Clear Guide Medical, Inc. - Series A Preferred Stock(3)	3,479,225	—	—	—	323,475	—	—	3,802,700	—
Clear Guide Medical, Inc. - Series A-2 Preferred Stock(3)	—	500,000	—	—	224,389	—	—	724,389	—
Clear Guide Medical, Inc. - Series A-3 Preferred Stock(3)	—	500,000	—	—	188,328	—	—	688,328	—
CM Funding, LLC(3)	—	2,050,000	—	—	—	—	—	2,050,000	—
Cygnus Property Fund V, LLC(3)	—	2,000,000	—	—	—	—	—	2,000,000	—
DSI Digital, LLC - Series A Convertible Preferred Units(1)	—	—	—	3,000,000	—	—	—	3,000,000	327,116
Gravity Ranch Fund I LP(2)	500,000	—	—	(500,000)	—	—	—	—	—
Level ATI Holdco, LLC - Class A	—	1,690,000	—	—	695,261	—	—	2,385,261	—
Polara Builder II, LLC(3)	—	2,471,990	—	—	33,776	—	(33,776)	2,471,990	124,113
Rosebrook Opportunities Fund LP(3)	1,067,583	940,541	—	—	(449,447)	—	(275,677)	1,283,000	—
RS17 Rexburg Preferred LLC(3)	1,000,000	—	—	—	307,330	—	—	1,307,330	130,739
RRA Credit Opportunity Fund LP(3)	659,333	1,184,384	—	—	67,794	—	(1,454,641)	456,870	54,093
Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date 1/22/2028	—	—	—	—	15,270	—	—	15,270	—
Tides Capital Gamma LP(3)	—	1,000,000	—	—	(143,179)	—	—	856,821	—
Thunder Investment Partners, LLC(3)	—	2,080,000	—	—	—	—	—	2,080,000	15,732
Tout, Inc. - New Preferred Shares	—	5,865,315	—	—	2,034,686	—	—	7,900,001	—
Waratek Ltd. - Series B-1 Shares	—	2,990,569	—	—	(33,159)	—	—	2,957,410	—
Waratek Ltd. - Series B-2 Shares	3,366,643	975,899	—	—	(554,931)	—	—	3,787,611	77,663
Waratek, Ltd. - Series B-1 Shares, Exercise Price 0.01 Euro, Expiration Date 01/22/2028	—	—	—	—	382,147	—	—	382,147	—
WG Pitts Caribbean, LLC(3)	—	426,040	—	—	(4)	—	—	426,036	—
	$11,474,666	$25,174,738	$—	$2,750,000	$3,649,426	$—	$(1,889,845)	$41,158,985	$806,391

(1)	Security was held in the portfolio as of December 31, 2017 but did not meet the 5% ownership in voting securities definition.

(2)

Affiliated security as of December 31, 2017, but no longer meeting the 5% ownership in voting securities definition for the year ended December 31, 2018. The inclusion in the table above is to provide the net change for affiliated securities as a whole. The security is still held in the portfolio, see the Schedule of Investments for current value.

(3)	Affiliated investments for which ownership exceeds 25% of the Investment Fund’s Capital

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2018

9. OFFERING PRICE PER SHARE

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price, while Class C shares and Class I shares are not subject to a sales charge. Class C shares are subject to a 1% contingent deferred sales charges on shares redeemed during the first 365 days after purchase, while Class A shares and Class I shares are not subject to a contingent deferred sales charge. For the year ended December 31, 2018, the various broker dealers received $594,051 in underwriting commissions for sales of shares, of which $149,833 was retained by the principal underwriter or other affiliated broker-dealers. For the year ended December 31, 2018, contingent deferred sales charges in the amount of $3,131 were applied to Class C shareholders.

10. RECENT ACCOUNTING PRONOUNCEMENTS

The Securities and Exchange Commission adopted amendments to Regulation S-X, for the presentation of distributable earnings and distributions to align with GAAP. The compliance date of the amendments to Regulation S-X is November 5, 2018. This report incorporates the amendments to Regulation S-X.

On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC Topic 820. ASU 2018-13’s amendments are effective for annual periods beginning after December 15, 2019. Early adoption is permitted. Management has adopted certain disclosures of ASU 2018-13 as permitted by the standard.

11. COMMITMENTS

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of December 31, 2018, the Fund had unfunded commitments in the amount of $16,990,380.

12. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on January 30, 2019. 96,624 shares of Class A, 25,491 shares of Class C, and 10,416 shares of Class I were tendered. The shares tendered represented 1.38% of the Fund’s outstanding shares on the Repurchase Pricing Date.

Wildermuth Endowment Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Wildermuth Endowment Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Wildermuth Endowment Fund (the Fund) as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and cash flows for the year then ended, the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the period ended December 31, 2016 and for the period from January 2, 2015 (commencement of operations) to December 31, 2015 for the Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 28, 2017.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, counterparties, or by other appropriate audit procedures, where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of Wildermuth Endowment Fund since 2018.

Boston, Massachusetts
March 1, 2019

Wildermuth Endowment Fund Trustees and Officers December 31, 2018 (Unaudited)

Trustees

Following is a list of the trustees of the Trust and their principal occupation over the last five years.

Independent Trustees
Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Anthony Lewis, Age 72	Trustee, Since December 2013	Chairman and CEO of The Lewis Group USA (executive consulting firm)	1

Director, Torotel Inc. (Magnetics, Aerospace and Defense); Member of Compensation and Risk committees, Past Chairman of the Compensation Committee, and Past member of the audit committee: Trustee, and Alternate Lead Trustee, Northern Lights Fund Trust II (mutual fund complex)

R. Martel Day, Age 69	Trustee, Since December 2013	Principal of NLR Advisory Services, LLC (since 2013); Manager and CEO (2013) and Manager and President (2009-2013) of Independence Realty Securities, LLC; Manager and President of Independence Realty Advisor, LLC (2009-2013); Executive Vice President of Independence Realty Trust, Inc. (2009-2013); Manager and President of Independence Mortgage Advisor, LLC (2011-2013); Executive Vice President of Independence Mortgage Trust, Inc. (2011-2013); Executive Vice President - Director of Business Development of Inland Securities Corporation (2005-2009)	1

Director, and Member of the Audit Committee, Jones Lang LaSalle Income Property Trust; Director, Inland Bancorp, Inc.; Former Director and Past Chairman, Investment Program Association; Director, SFA Holdings

Randall D. Fretz, Age 66	Trustee, Since December 2013	Principal, Aperio Advisory Services, LLC (since 2017); Consultant/Chief of Staff, Kids II (design/manufacture children’s products)(2014-2016); Senior Vice President (2003-2014) and Corporate Secretary (2013-2014) of Columbia Property Trust (NYSE: CXP); Senior Vice President (2005-2013) and Assistant Secretary (2010-2013) of Wells Timberland REIT, Inc. (now known as CatchMark Timber Trust, Inc. (NYSE: CTT); Senior Vice President of Wells Core Office Income REIT, Inc. (2007-2013)	1	None

Wildermuth Endowment Fund Trustees and Officers - Continued December 31, 2018 (Unaudited)

Interested Trustees and Officers
Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Daniel Wildermuth^, Age 55	Trustee, Chairman of the Board, President and Chief Executive Officer	President and CEO, Wildermuth Advisory, LLC from 2013 to present; CEO, Kalos Capital and associated Kalos companies from 2001 to present; CEO, Wildermuth Asset Management from 2016 to present; CEO, Wildermuth Securities from 2017 to present.	1

Director, Waratek Inc, 2017 to present; Chairman and Director, ClearGuide Medical, Inc. 2016 to present; Director, Investment Program Association, 2017 to present; Director Real Asset Advisor, 2016 to present

Carol Wildermuth^, Age 54	Trustee and Executive Vice President	CFO, Wildermuth Advisory 2013 to present; President, Wildermuth Securities 2017 to present; President, Kalos Companies, 2016 to present.	1	None
Gerard Scarpati, Age 63	Treasurer and Chief Financial Officer	Director, Vigilant Compliance, LLC (an investment management services company) from February 2010 to present; Independent Consultant to the Securities Industry from 2004 to February 2010	N/A	N/A
Bernadette Murphy, Age 55	Chief Compliance Officer

Director, Vigilant Compliance, LLC from July 2018 to present; Director of Compliance and Operations, B. Riley Dialectic Capital Management, LLC from April 2017 to July 2018; Chief Compliance Officer, Dialectic Capital Management, LP from October 2015 to April 2017; Vice President Administration/Compliance Manager from 2013-2015, Dialectic Capital Management, LLC

			N/A	N/A
Candice Lightfoot^, Age 37	Secretary

COO, Wildermuth Advisory, LLC from Dec 2016 to present; Vice President of Operations from 2015 to 2016; Operations Manager from 2013 to 2015; Project Manager, Kalos Financial, Kalos Capital & Kalos Management from 2012 to 2016; Client Services Manager, Hansch Financial Group from 2009 to 2012

			N/A	Director, ClearGuide Medical, Inc., 2018 to present

Wildermuth Endowment Fund Trustees and Officers - Continued December 31, 2018 (Unaudited)

Interested Trustees and Officers (continued)
Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Amanda Coetzee^, Age 58	Assistant Secretary	Chief Compliance Officer, Wildermuth Advisory, LLC from 2013 to present; Assistant Portfolio Manager, Kalos Management from 2003 to 2013	N/A	N/A

*	The address for the trustee and officer listed is 11525 Park Woods Circle, Ste. 200, Alpharetta, Georgia 30005-2422.

**

The term of office for each trustee and officer listed above will continue indefinitely. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-888-889-8981.

***	The term “Fund Complex” refers to all present and future funds advised by Wildermuth Advisory, LLC.

^	“Interested persons” of the Trust as that term is defined under the 1940 Act because of their affiliation with Wildermuth Advisory, LLC, the Fund’s Adviser.

Wildermuth Endowment Fund Additional Information December 31, 2018 (Unaudited)

Proxy Voting Policy — Information regarding how the Fund votes proxies relating to portfolio securities for the most recent period ended June 30, as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-889-8981 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-889-8981.

Tax Information — For Federal income tax purposes, the Fund designates $264,796 as a 20% rate gain distribution for purposes of the dividends paid deduction for the fiscal year ended December 31, 2018.

Factors Considered by the Trustees in Approval of the Renewal of the Investment Management Agreement — At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Wildermuth Endowment Fund (the “Fund”) held on November 13, 2018, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Management Agreement (the “Management Agreement”) between the Fund and Wildermuth Advisory, LLC (“Wildermuth”) for an additional one-year term.

Based on their evaluation of the information provided by Wildermuth, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved renewal of the Management Agreement.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Management Agreement. The materials provided contained information with respect to the factors enumerated below, including the Management Agreement, a memorandum prepared by Independent Trustee counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Management Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to Wildermuth (including a due diligence questionnaire completed by Wildermuth select financial information of Wildermuth, bibliographic information regarding Wildermuth’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Management Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreement. In considering the renewal of the Management Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed information and materials provided by the Adviser relating to the Management Agreement with the Trust, including the Management Agreement, the Adviser’s Form ADV, a description of the firm and its organizational and management structure, its history and the manner in which investment decisions have been and would be made and executed, the financial condition of the Adviser and its ability to provide the services required under the Management Agreement, an overview of the personnel that perform services for the Fund, the Adviser’s compliance policies, and its regulatory history. The Board considered that the Adviser is responsible for the management of the day-to-day operations of the Fund, including but not limited to, monitoring and reviewing the activities of the Fund’s third-party service providers. The Board noted the qualifications, experience and background of the senior and investment personnel of the Adviser. The Board considered the Adviser’s level of staffing and its overall resources.

Wildermuth Endowment Fund Additional Information - Continued December 31, 2018 (Unaudited)

The Board also considered the Adviser’s investment processes and philosophies. The Board took into account that the Adviser’s responsibilities include the development and maintenance of an investment program for the Fund that is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to the performance of these services. The Board also received information with respect to the Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

The Board then reviewed the capitalization of the Adviser based on financial information provided by and representations made by the Adviser and concluded that the Adviser was sufficiently well-capitalized and that its principals had the ability to make additional contributions in order to meet its obligations to the Fund. The Board also reviewed and noted the insurance coverage in place for the Adviser noting that the Adviser shares insurance coverage with the Fund and that the Adviser pays its proportionate share of the premium for the coverage.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures required to perform its duties under the Management Agreement and that the Adviser may reasonably be expected to provide a high quality of services under the Management Agreement with respect to the Fund.

Performance. The Board reviewed information provided by the Adviser relating to the Fund’s performance since the Fund’s inception through September 30, 2018, as compared to its peer group, Morningstar category and benchmark. The Board noted that the Fund had outperformed its peer group and its Morningstar category for the one-year period but had underperformed its benchmark for the same period. The Board further noted that the Fund had outperformed both its peer group and Morningstar category and underperformed its benchmark for the since inception period ended September 30, 2018. The Board acknowledged the relative difficulty in determining a peer group for the Fund in light of the Fund’s relatively unique strategy, the multiple asset classes that it holds and the structure of the Fund. After further discussion, the Board concluded that the Fund’s past performance was acceptable.

Fees and Expenses. As to the costs of the services provided by the Adviser, the Board discussed the comparison of advisory fees and total operating expenses as compared to a peer group prepared by the Adviser and contained in the Meeting Materials. The Board noted that its advisory fee was generally within the range of those in its peer group although on the higher end. The Board also noted the current expense limitation agreement in effect until at least December 31, 2019, under which the Adviser had agreed to waive or limit its advisory fee and/or reimburse expenses in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.25%, 2.50% and 3.25%, of Fund’s average net assets for Class I, Class A and Class C shares, respectively. The Board concluded that based on the Adviser’s experience, expertise and services provided to Fund and the unique nature of the Fund’s strategy, the advisory fee charged by the Adviser, although on the higher end of Fund’s peers, was reasonable. While considering potential “fall-out” benefits, the Board noted that Wildermuth Securities, the Adviser’s affiliate, is a co-principal underwriter for the Funds shares. The Board also noted that while the Adviser does receive shareholder servicing fees under the from the Fund pursuant to the shareholder servicing plan, a significant portion of these fees are in turn paid out to other financial intermediaries for the provision of services to shareholders. The Board noted that the Adviser retains a portion of those fees as compensation for the shareholder services that it provides to the Fund’s shareholders. The Board reviewed and considered those arrangements as part of its evaluation in regards to the renewal of the Management Agreement.

Profitability. The Board also considered the level of profits accrued and that could be expected to accrue to the Adviser with respect to the Fund based on the profitability analysis and selected financial information of the Adviser provided in the Meeting Materials. The Board also considered the advisory fees paid to the Adviser under the Management Agreement for a twelve month period ended September 30, 2018, and noted that the Adviser had not realized any profit from the Fund since its inception. The Board discussed the services provided by the Adviser and the Adviser’s commitment to the Fund and concluded that profits realized and that could be expected to be realized from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund and the Adviser’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that (a) the terms of the Management Agreement are reasonable; (b) the advisory fee is reasonable; and (c) renewing the Management Agreement is in the best interests of the Fund and its shareholders.

Wildermuth Endowment Fund Privacy Policy

1.	POLICY

Wildermuth Endowment Fund (the “Fund”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Fund’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2.	HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3.	WHAT KIND OF INFORMATION WE COLLECT

The Fund may collect nonpublic personal information regarding investors from sources such as the following:

●	Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

●	Account History, including information about a shareholder’s losses or gains; and

●	Correspondence and Communication, with the Fund’s representatives and their affiliates.

4.	WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Fund personnel and employees of Fund service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Third parties that handle this information shall agree to follow the standards the Fund has established.

5.	UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Fund if there is any change in your personal information.

Adopted December 2013

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Adviser

Wildermuth Advisory, LLC
11525 Park Woods Circle, Ste. 200
Alpharetta, Georgia 30005

Co-Distributors

Wildermuth Securities, LLC
11525 Park Woods Circle Ste. 220
Alpharetta, Georgia 30005-2422

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

This material must be preceded or accompanied by a prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 889-8981, or by visiting our website www.wildermuthendowmentfund.com. The Fund’s Prospectus should be read carefully before investing.

Principal underwriters and co-distributors are
Wildermuth Securities, LLC and UMB Distribution Services, LLC
Members of FINRA

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics (the "Code"), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the Code is attached as an exhibit.

(c) There have been no substantive amendments during the period covered by this report, to a provision of the code of ethics that applies to Registrant's principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to Registrant's principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

Item 3. Audit Committee Financial Expert.

(a) (1) The Board of Trustees of the Registrant (the "Board") has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert."

(2) Randall D. Fretz is the Registrant's audit committee financial expert and is "independent" for purposes of Item 3(a)(2) to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by RSM US, LLP during the fiscal year 2017 and and 2018, were as follows:

(a) Audit Fees.

Fiscal year ended December 31, 2018:	$84,000
Fiscal year ended December 31, 2017:	$80,000

(b) Audit-Related Fees. The fees for professional services performed were in connection with the audit of the seed financial statements of the Registrant.

Fiscal year ended December 31, 2018:	$0
Fiscal year ended December 31, 2017:	$0

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant's independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended December 31, 2018	$8,500
Fiscal year ended December 31, 2017	$0

(d) All Other Fees.

Fiscal year ended December 31, 2018	$0
Fiscal year ended December 31, 2017	$0

(e) Audit Committee's pre-approval policies and procedures.

(1)	The Registrant's Audit Committee has adopted, and the Registrant's Board has approved an Audit and Non-Audit Services Preapproval Policy (the "Policy"), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Registrant when retaining the Auditor to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval ("General Pre-Approval"), or (2) pursuant to specific pre-approval ("Specific Pre- Approval"). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant's independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant's Proxy Voting Policies and Procedures is attached hereto as Exhibit 13(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following tables provide biographical information about the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Registrant as of December 31, 2018:

The Investment Adviser (Wildermuth Advisory, LLC)

Portfolio Manager	Title	Length of Time of Service to Registrant	Business Experience During the Past 5 Years	Role of Portfolio Manager
Daniel Wildermuth	Trustee, Chairman of the Board, President and Chief Executive Officer.	Since September 2013

Mr. Wildermuth has over 25 years of experience in the financial services industry. As a Chief Investment Officer ("CIO") for over 20 years, Mr. Wildermuth has created and managed multiple domestic and international equity and fixed income investment portfolios. As CIO of an advisory firm and Chief Executive Officer of a brokerage firm, Mr. Wildermuth has analyzed and invested in securities and has also completed due diligence and made investment recommendations on various alternative investments, but he has no prior experience managing a publicly registered, closed-end fund. Mr. Wildermuth received a B.S. in engineering from Stanford University and an M.B.A. in Finance from the Anderson School at the University of California, Los Angeles.

Daniel Wildermuth serves as the Portfolio Manager of the Fund, with primary responsibility for overseeing the overall allocation of the Fund's portfolio.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2018:

The Investment Adviser (Wildermuth Advisory, LLC)

Name	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fees is Based on Performance	Total Assets for Which Advisory Fees is Based on Performance
Daniel Wildermuth	Registered Investment Companies	1	119,974,210	Zero	Zero
	Other Pooled Investment Vehicles	Zero	Zero	Zero	Zero
	Other Accounts	642	$103,844,048	Zero	Zero

Potential Conflicts of Interests

The Investment Adviser (Wildermuth Advisory, LLC)

Daniel Wildermuth is responsible for managing other accounts, including registered investment companies, separate accounts and other pooled investment vehicles. He may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Registrant and may in the future also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The investment adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The investment adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the investment adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The portfolio managers receive a salary, retirement plan benefits and discretionary bonuses from the investment adviser and/or the sub-adviser, as applicable.

(a)(4) Disclosure of Securities Ownership

The following tables set forth the dollar range of equity securities beneficially owned by each of the portfolio managers in the Registrant as of December 31, 2018:

The Investment Adviser (Wildermuth Advisory, LLC)

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Daniel Wildermuth	$500,001 - $1,000,000 through Wildermuth Advisory, LLC

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Class A:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2018 (1)	100,868	$13.30	0	0
Feb. 1-28, 2018	0	0	0	0
Mar. 1-31, 2018	0	0	0	0
Apr. 1-30, 2018	0	0	0	0
May. 1-31, 2018	0	0	0	0
Jun. 1-30, 2018 (2)	215,970	$13.22	0	0
Jul. 1-31, 2018 (3)	88,239	$13.26	0	0
Aug. 1-31, 2018	0	0	0	0
Sep. 1-30, 2018	0	0	0	0
Oct. 1-31, 2018 (4)	200,104	$13.16	0	0
Nov. 1-30, 2018	0	0	0	0
Dec. 1-31, 2018	0	0	0	0
Total	605,181	$13.22	0	0

Class C:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2018 (1)	14,944	$13.10	0	0
Feb. 1-28, 2018	0	0	0	0
Mar. 1-31, 2018	0	0	0	0
Apr. 1-30, 2018	0	0	0	0
May. 1-31, 2018	0	0	0	0
Jun. 1-30, 2018 (2)	10,565	$12.98	0	0
Jul. 1-31, 2018 (3)	14,996	$13.01	0	0
Aug. 1-31, 2018	0	0	0	0
Sep. 1-30, 2018	0	0	0	0
Oct. 1-31, 2018 (4)	25,436	$12.89	0	0
Nov. 1-30, 2018	0	0	0	0
Dec. 1-31, 2018	0	0	0	0
Total	65,941	$12.98	0	0

Class I:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2018 (1)	0	0	0	0
Feb. 1-28, 2018	0	0	0	0
Mar. 1-31, 2018	0	0	0	0
Apr. 1-30, 2018	0	0	0	0
May. 1-31, 2018	0	0	0	0
Jun. 1-30, 2018 (2)	8,515	$13.30	0	0
Jul. 1-31, 2018 (3)	411	$13.35	0	0
Aug. 1-31, 2018	0	0	0	0
Sep. 1-30, 2018	0	0	0	0
Oct. 1-31, 2018 (4)	17,225	$13.26	0	0
Nov. 1-30, 2018	0	0	0	0
Dec. 1-31, 2018	0	0	0	0
Total	26,151	$13.27	0	0

(1)	On December 29, 2017 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of January 29, 2018 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 315,577 shares represented 5% of the Registrant's total outstanding shares.

(2)	On June 4, 2018 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of June 26, 2018 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 333,648 shares represented 5% of the Registrant's total outstanding shares.

(3)	On June 29, 2018 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of July 30, 2018 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 378,258 shares represented 5% of the Registrant's total outstanding shares.

(4)	On September 28 , 2018 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of October 30, 2018 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 440,229 shares represented 5% of the Registrant's total outstanding shares.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant's principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service providers.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 13. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(a) (4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	The Registrant's Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wildermuth Endowment Fund

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
(Principal Executive Officer)
March 8, 2019

/s/ Gerard Scarpati
By: Gerard Scarpati
Treasurer and Chief Financial Officer
(Principal Financial Officer)
March 8, 2019